FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“First Amendment”) is made and entered into as of this 25th day of April, 2011 by and between TMB-ALICE, L.P., a Delaware limited partnership (“Alice Seller”), CARLSBAD-TMB, LLC, a Delaware limited liability company (“Carlsbad Seller”), HOBBS-TMB, LLC, a Delaware limited liability company (“Hobbs Seller”), HOPE-TMB, LLC, a Delaware limited liability company (“Hope Seller”), TMB-LAKE CHARLES, L.P., a Delaware limited partnership (“Lake Charles Seller”), TMB-LUFKIN, L.P., a Delaware limited partnership (“Lufkin Seller”), VICTORIA-TMB, L.P., a Delaware limited partnership (“Victoria Seller”), TMB-I, L.P., a Delaware limited partnership (“Wharton Seller”); G&E HC REIT II DIXIE-LOBO MOB PORTFOLIO, LLC, a Delaware limited liability company (“Buyer”); and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”). Alice Seller, Carlsbad Seller, Hobbs Seller, Hope Seller, Lake Charles Seller, Lufkin Seller, Victoria Seller, and Wharton Seller are collectively the “Sellers”.

Recitals

WHEREAS, Sellers, Buyer, and Escrow Agent are parties to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of March 21, 2011 (the “Purchase Agreement”); and

WHEREAS, Sellers and Buyer seek to amend the Purchase Agreement as set forth below in order to extend the Title Deadline to 5:00 p.m. (California time) on Thursday, April 28, 2011;

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Buyer hereby agree as follows:

1. Title Deadline. Notwithstanding anything to the contrary contained in the Purchase Agreement, the parties hereby acknowledge and agree that the definition of “Title Deadline” set forth in Section 2.1 of the Purchase Agreement as “5:00 p.m. (California time) on the date (the “Title Deadline”) which is ten (10) days prior to the expiration of the Due Diligence Period (as hereinafter defined)” is hereby deleted and replaced with “5:00 p.m. (California time) on April 28, 2011 (the “Title Deadline”).”

2. CTERRY\185314.2 — 4/25/11

Ratifications. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Purchase Agreement (including, without limitation, the Due Diligence Period) are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this First Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Purchase Agreement, the terms of this First Amendment shall govern and control.

3. Counterparts; Signatures. This First Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same First Amendment. Signatures to this First Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this First Amendment.

4. Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Purchase Agreement.

[Remainder of Page Intentionally Left Blank; Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

SELLERS:

TMB-ALICE, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

CARLSBAD-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

HOBBS-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager
By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

HOPE-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

TMB-LAKE CHARLES, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

TMB-LUFKIN, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

VICTORIA-TMB, L.P., a Delaware limited partnership

By: Victoria General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

TMB-I, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

BUYER:

G&E HC REIT II DIXIE-LOBO MOB PORTFOLIO, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership
Its: Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

CONSENT OF ESCROW AGENT:

By executing this First Amendment, Escrow Agent has accepted this First Amendment.

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By: /s/ Barbara Laffer
Name: Barbara Laffer
Its: Escrow Officer